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HMN FINANCIAL, INC.
101 North Broadway
P.O. Box 231
Spring Valley, MN  55975-0231
Phone (507) 346-7345
Fax (507) 346-1111



NEWS RELEASE             CONTACT:  James B. Gardner,
                                   Executive Vice President
                                   HMN Financial, Inc.
                                   (507) 346-7345
                                   FOR IMMEDIATE RELEASE


HMN FINANCIAL, INC. ANNOUNCES QUARTERLY RESULTS
- -----------------------------------------------

EARNINGS SUMMARY                Three Months Ended      Six Months Ended
                                     June 30,               June 30,
                                ------------------     -----------------
                                  1996      1995        1996       1995
                               --------   --------    --------   --------
Net income                   $1,533,084  1,405,472  $3,119,775  2,768,898
Earnings per common share
 and common share equivalent       0.34       0.27        0.67       0.52
Return on average assets           1.13%      1.07%       1.15%      1.07%
Return on average common equity    6.77%      5.82%       6.84%      5.70%
Book value per share         $    17.73      16.38  $    17.73      16.38


     SPRING VALLEY, MINNESOTA, July 18, 1996 . . . HMN Financial, Inc.
(HMN) (NASDAQ:HMNF), the $555 million holding company for Home Federal Savings Bank (the Bank), today reported net income of $1.5 million for the second quarter of 1996, up 9% from $1.4 million for the second quarter of 1995. Earnings per share were $0.34 for the second quarter of 1996, up 26% from $0.27 per share for the second quarter of 1995. Return on average assets was 1.13% and return on average equity was 6.77% for the second quarter of 1996, an increase of 6% and 16%, respectively, from the second quarter of 1995. Book value per share was $17.73, up 8%, from $16.38 for the second quarter of 1995. Net income for the six months ended June 30, 1996 was $3.1 million, up 13% from $2.8 million for the six months ended June 30, 1995. Earnings per share were $0.67 for the six months ended June 30, 1996, up 29% from $0.52 per share for the same period in 1995. Return on average assets was 1.15% and return on average equity was 6.84% for the six months ended June 30, 1996, an increase of 7% and 20%, respectively, from the same period in 1995.

     HMN Financial, Inc.'s Chairman, Roger P. Weise, said that he was pleased with the increased earnings per share for both the quarter and the six month period ended June 30, 1996. The increased earnings per share is primarily due to an increase in earnings coupled with the repurchase of HMN's own common stock from the open market.

     Net income for the second quarter of 1996 compared to the second quarter of 1995 increased by $128,000, or 9.1%, principally due to an increase of $274,000 in net security gains which was partially offset by
an increase of $121,000 in compensation and benefit expenses.   Net income
for the six month period ended June 30, 1996 compared to the same period of 1995 increased by $351,000, or 12.7%, principally due to an increase of $781,000 in net security gains which was partially offset by an increase of $267,000 in compensation and benefit expenses.

     Net interest income was $4.0 million for both the second quarter of 1996 and the second quarter of 1995. Net interest income for the six months ended June 30, 1996 was $7.91 million, a decrease of $56,000, or
0.7%, from $7.97 million for the six months ended June 30, 1995.   HMN has
been purchasing its own stock in the open market at an average price that is less than its current book value. The balance sheet impact of the stock repurchase program has been to reduce equity and replace it with additional advances or deposit growth. As HMN has increased in total assets its average interest-earning assets have increased at a slower pace than its average outstanding interest-bearing liabilities. Therefore, interest expense has increased at a more rapid pace than interest income. The more rapid increase in liabilities coupled with changing interest rates caused net interest income for the second quarter of 1996 to be the same as the second quarter of 1995. It was also the principal cause for the decrease in net interest income when comparing the six months ended June 30, 1996 to the same period of 1995.

     Non-interest income was $485,000 for the second quarter of 1996, an increase of $304,000, or 168%, compared to $181,000 for the second quarter of 1995. The increase was principally due to a $274,000 increase in gain on the sale of securities, a $104,000 increase in other income and was partially offset by a $76,000 decrease in gain on sale of loans. Non-interest income for the six months ended June 30, 1996 was $1.2 million, an increase of $901,000, or 316%, compared to $285,000 for the six months ended June 30, 1995. The increase was principally due to a $781,000 increase in gain on the sale of securities, a $184,000 increase in other income and was partially offset by a $70,000 decrease in gain on sale of loans.

     Non-interest expense was $1.98 million for the second quarter of 1996, an increase of $147,000, or 8%, from $1.84 million for the second quarter of 1995. The majority of the increase in non-interest expense between the two quarters was due to a $121,000, or 12.4%, increase in compensation and benefits and was the result of adding new employees, normal merit and salary increases and the impact of the Recognition and Retention Plan adopted in June of 1995. Non-interest expense for the six months ended June 30, 1996 was $3.967 million, an increase of $318,000, or 8.7%, from $3.649 million for the six months ended June 30, 1995. The principal cause for the increase in non-interest expense between the two periods was due to a $267,000, or 13.8%, increase in compensation and benefits expense and was the result of adding new employees, normal merit and salary increases and the impact of the Recognition and Retention Plan adopted in June of 1995.

     During July of 1996, HMN completed the purchase of 246,060 shares of its own stock in the open market.

     HMN Financial, Inc. and Home Federal Savings Bank are headquartered in Spring Valley, MN. The Bank operates seven offices in southern Minnesota.

     (Three pages of selected consolidated financial information are included with this release.)
                                    ***END***

                     HMN FINANCIAL, INC. AND SUBSIDIARIES
                         Consolidated Balance Sheets
                                (unaudited)

                                              June 30,        December 31,
                     ASSETS                     1996              1995
                                          ---------------   --------------
Cash and cash equivalents                $     5,942,504       4,334,694
Securities available for sale:
 Mortgage-backed and related
  securities (amortized cost
  $151,722,163 and $158,517,548)             148,705,801     158,416,201
 Other marketable securities
  (amortized cost $41,173,928
  and $32,247,959)                            40,441,555      31,903,566
                                            ------------    ------------
                                             189,147,356     190,319,767
                                            ------------    ------------
Securities held to maturity:
 Mortgage-backed and related securities
  (estimated market value
  $13,952,026 and $13,931,879)                13,834,625      13,744,063
 Other marketable securities
  (estimated market value $996,540
  and $3,224,263)                                999,343       3,227,729
                                            ------------    ------------
                                              14,833,968      16,971,792
                                            ------------    ------------
Loans receivable, net                        331,649,722     314,850,684
Federal Home Loan Bank stock, at cost          5,157,900       3,801,900
Real estate, net                                 153,122         279,851
Premises and equipment, net                    3,547,124       3,645,536
Accrued interest receivable                    3,425,342       3,381,507
Deferred income taxes                            635,326               0
Prepaid expenses and other assets                486,959         362,928
                                            ------------    ------------
      Total assets                       $   554,979,323     537,948,659
                                            ============    ============
      LIABILITIES AND STOCKHOLDERS' EQUITY

Deposits                                 $   363,194,751     373,539,468
Federal Home Loan Bank advances              101,053,053      68,876,978
Accrued interest payable                       1,717,330       1,562,347
Advance payments by borrowers for
  taxes and insurance                            517,502         550,990
Accrued expenses and other liabilities         1,233,906       1,732,193
                                            ------------    ------------
      Total liabilities                      467,716,542     446,261,976
                                            ------------    ------------
Commitments and contingencies
Stockholders' equity:
   Serial preferred stock: authorized 500,000
     shares; issued and outstanding none               0               0
   Common stock ($.01 par value): authorized
     7,000,000 shares; issued 6,085,775 shares    60,858          60,858
   Additional paid-in capital                 59,348,005      59,285,581
   Retained earnings, subject to certain
     restrictions                             53,490,813      50,371,038
   Net unrealized loss on securities
     available for sale                       (2,231,697)       (265,358)
   Unearned employee stock ownership plan
     shares                                   (5,137,310)     (5,336,150)
   Unearned compensation restricted
     stock awards                               (933,605)     (1,050,305)
   Treasury stock, shares at cost
     1,164,575 and 783,850                   (17,334,283)    (11,378,981)
                                            -------------    ------------
      Total stockholders' equity              87,262,781       91,686,683
                                            ------------     ------------
    Total liabilities and stockholders'
      equity                                $554,979,323      537,948,659
                                            ============     ============

                      HMN FINANCIAL, INC. AND SUBSIDIARIES
                       Consolidated Statements of Income
                                  (unaudited)

                                 Three Months Ended      Six Months Ended
                                      June 30,               June 30,
                                  1996       1995        1996        1995
                               ---------------------------------------------
Interest Income:
 Loans receivable             $6,409,310  5,727,836  12,548,056  11,182,650
 Securities available for sale:
  Mortgage-backed and related  2,527,670  2,598,254   5,301,360   5,255,555
  Other marketable               580,897    828,629     985,741   1,377,378
 Securities held to maturity:
  Mortgage-backed and related    256,754    163,004     523,777     292,827
  Other marketable                32,405    125,210      75,853     250,963
 Cash equivalents                 62,086    132,915     165,804     272,511
 Other                            74,648     59,919     138,630     112,368
                               ---------  ---------  ----------  ----------
      Total interest income    9,943,770  9,635,767  19,739,221  18,744,252
                               ---------  ---------  ----------  ----------
Interest expense:
 Deposits                      4,720,966  4,630,653   9,539,249   8,917,227
 Federal Home Loan Bank
  advances                     1,227,662  1,025,995   2,289,523   1,860,776
                               ---------  ---------  ----------  ----------
   Total interest
    expense                    5,948,628  5,656,648  11,828,772  10,778,003
                               ---------  ---------  ----------  ----------
      Net interest
         income                3,995,142  3,979,119   7,910,449   7,966,249
Provision for loan losses         75,000     75,000     150,000     150,000
                               ---------  ---------  ----------  ----------
      Net interest income
       after provision
       for loan losses         3,920,142  3,904,119   7,760,449   7,816,249
                               ---------  ---------  ----------  ----------
Non-interest income:
 Fees and service charges         81,855     79,342     159,371     153,133
 Securities gains (losses),
  net                            268,487     (5,190)    769,037     (11,867)
 Gain on sales of loans            1,135     76,951       7,084      76,951
 Other                           133,533     30,007     250,922      66,864
                               ---------  ---------  ----------  ----------
   Total non-interest
        income                   485,010    181,110   1,186,414     285,081
                               ---------  ---------  ----------  ----------
Non-interest expense:
 Compensation and
  benefits                     1,099,123    977,992   2,205,118   1,937,821
 Occupancy                       195,363    186,298     392,145     365,857
 Federal deposit
  insurance premiums             214,864    198,474     424,656     396,947
 Advertising                      79,354     66,650     152,039     138,138
 Data processing                 120,743    120,902     249,196     243,682
 Other                           274,789    287,016     543,902     566,220
                               ---------  ---------  ----------  ----------
   Total non-interest
    expense                    1,984,236  1,837,332   3,967,056   3,648,665
                               ---------  ---------  ----------  ----------
   Income before income
        tax expense            2,420,916  2,247,897   4,979,807   4,452,665
Income tax expense               887,832    842,425   1,860,032   1,683,768
                               ---------  ---------  ----------  ----------
   Net income                 $1,533,084  1,405,472   3,119,775   2,768,897
                               =========  =========  ==========  ==========
Earnings per common share
 and common share equivalents $     0.34       0.27        0.67        0.52
                               =========  =========  ==========  ==========

                     HMN FINANCIAL, INC. AND SUBSIDIARIES
                  Selected Consolidated Financial Information
                                  (unaudited)


Selected Financial Data:
  (dollars in thousands, except per share data)
                                 Three Months Ended     Six Months Ended
                                June 30,     June 30,  June 30,   June 30,
                                 1996          1995      1996        1995
                                --------------------  --------------------
I. OPERATING DATA:
    Interest income           $   9,944       9,636     19,739     18,744
    Interest expense              5,949       5,657     11,829     10,778
    Net interest income           3,995       3,979      7,910      7,966
II. AVERAGE BALANCES:

    Assets (1)                  547,513     527,280    543,787    519,700
    Loans receivable, net       320,832     282,430    315,979    278,053
    Mortgage-backed and
      related securities (1)    166,897     162,898    170,292    165,406
    Interest earnings
      assets (1)                537,290     522,704    534,012    513,000
    Interest bearing
      liabilities               450,704     425,754    446,148    416,968
    Equity (1)(2)                91,082      96,877     91,697     97,971
III.PERFORMANCE RATIOS: (1)
    Return on average assets
      (annualized)                 1.13%       1.07%      1.15%      1.07%
    Interest rate spread information:
      Average during period        2.11        2.06       2.09       2.16
      End of period                2.23        2.11       2.23       2.11
    Net interest margin            2.98        3.05       2.97       3.13
    Ratio of operating expense
     to average total assets       1.46        1.40       1.47       1.42
    Return on average equity
      (annualized)                 6.77        5.82       6.84       5.70


                                              June 30,   Dec 31,  June 30,
                                                1996      1995      1995
                                             -----------------------------
IV.ASSET QUALITY:
    Total non-performing assets              $   523       850       369
    Non-performing assets to total assets       0.09%     0.16%     0.07%
    Non-performing loans to total loans
      receivable, net                           0.11      0.17      0.10
    Allowance for loan losses                $ 2,339     2,191     2,042
    Allowance for loan losses to total assets   0.42%     0.41%     0.38%
    Allowance for loan losses to total loans
      receivable, net                           0.71      0.70      0.71
    Allowance for loan losses to
      nonperforming loans                     668.75    409.13    706.55
V. BOOK VALUE PER SHARE:
    Book value per share excluding net
     unrealized loss on securities
     available for sale(3)                   $ 18.19     17.34     16.56
    Book value per share(3)                    17.73     17.29     16.38


                                 Six Months  Twelve Months   Six Months
                                    Ended         Ended          Ended
                               June 30, 1996  Dec. 31, 1995  June 30, 1995
                               -------------------------------------------
VI. CAPITAL RATIOS
    Stockholders' equity or
      retained earnings to total
      assets, at end of period      15.72%        17.04%         17.91%
    Average stockholders' equity
      or average retained earnings
      to average assets (1)(2)      16.86         18.24          18.85%
    Ratio of average interest-
      earning assets to average
      interest-bearing
      liabilities(1)               119.69        121.95         123.03%

<F1>
 Average balances were calculated based upon amortized cost without the market value impact of SFAS 115.
<F2>
 Average equity and average equity/average asset ratio decreasing due in part by a repurchase of 568,336 shares of common stock in the second half of 1995 and an additional repurchase of 380,725 shares of common stock in the first half of 1996.
<F3>
 On June 21, 1995 84,486 shares of restricted common stock were awarded to directors and officers and are included as outstanding shares for book value calculations.
